Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. ss 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sun Kui , hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-K of Shemn Corp. for the year ended January 31, 2018  (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Shemn Corp.

May 16, 2018

 By:             /s/   Sun Kui

 Name:              Sun Kui

Title:                  President, Treasurer, Secretary and Director

                         (Principal Executive, Financial and Accounting Officer)